                                                                    EXHIBIT 4.3


                                   EXHIBIT A-1

                FORM OF CLASS [AF-] [AV-] [MF-] [MV-] CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER OR THE SECURITIES ADMINISTRATOR REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NONE OF THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY OR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

[THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

IF ANY BOOK-ENTRY CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF SECTION 5.02(B) OF THE POOLING AND SERVICING AGREEMENT, THEN THE LAST PRECEDING TRANSFEREE THAT IS IN COMPLIANCE WITH SUCH PROVISIONS SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF SUCH CERTIFICATE. NEITHER THE TRUSTEE


                                      A-1-1

NOR THE SECURITIES ADMINISTRATOR SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON SUCH CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF ANY BOOK-ENTRY CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(B) OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


                                      A-1-2

MANA Series 2007-AF1, Class [_____]      Aggregate Certificate [Principal
                                         Balance] [Notional Amount] of the Class
                                         [_____] Certificates as of the Issue
                                         Date: $[_____]

Pass-Through Rate: [_____](1)            Initial Certificate [Principal Balance]
                                         [Notional Amount] of this Class [_____]
                                         Certificate as of the Issue Date:
                                         $[_____]

Date of Agreement and Cut-off Date:      Master Servicer and Securities
May 1, 2007                              Administrator: Wells Fargo Bank, N.A.

First Distribution Date: June 25, 2007   Trustee: HSBC Bank USA, National
                                         Association

No.                                      Issue Date: May 30, 2007

                                         CUSIP:

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                              MANA SERIES 2007-AF1

          evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of two separate stacks of conventional, one- to four-family, fixed and adjustable-rate, fully amortizing mortgage loans secured by first liens on residential property (the "Mortgage Loans") formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

----------
(1)  As described in the Pooling and Servicing Agreement referenced herein.


                                      A-1-3

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class [_] Certificates as of the Issue Date in that certain beneficial ownership interest evidenced by all the Class [_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Class [_] Certificates relate to stack [I][II] ("Stack [I][II}") of the Trust Fund. A summary of certain of the pertinent provisions of the Agreement relating to Stack [I][II] of the Trust Fund is set forth hereafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period specified in the Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the variable Pass-Through Rate described in the Agreement.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class [_] Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class
[_] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

          If any Book-Entry Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.02(b) of the Agreement, then the last preceding Transferee that is in compliance with such provisions shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for making any payments due on such Certificate to such preceding Transferee.


                                      A-1-4

          Any purported Certificate Owner whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in Section 5.02(b) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Master Servicer Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement may be amended from time to time in the manner specified in the Agreement

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Securities Administrator, the Master Servicer and the Trustee and any agent of the Depositor, the Securities Administrator, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all


                                      A-1-5
purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This certificate shall be governed by and construed in accordance with the laws of the state of New York.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of
(i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund and (iii) the Optional Termination of the trust fund according to the procedures described in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      A-1-6

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                         WELLS FARGO BANK, N.A.,
                                         as Securities Administrator


                                         By:
                                             -----------------------------------
                                             AUTHORIZED SIGNATORY

                                         Dated: May 30, 2007

              SECURITIES ADMINISTRATOR'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                         WELLS FARGO BANK, N.A.,
                                         as Authenticating Agent


                                         By:
                                             -----------------------------------
                                             AUTHORIZED SIGNATORY

                                         Dated: May 30, 2007


                                      A-1-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common             UNIF GIFT MIN ACT -          CUSTODIAN

TEN ENT -   as tenants by the entireties                               (Cust) (Minor)

                                                                   under Uniform Gifts to
                                                                         Minors Act

JT TEN -    as joint tenants with right of                             _______________
            survivorship and not as                                       (State)
            tenants in common

          Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          the Percentage Interest evidenced by the Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

________________________________________________________________________________

Dated:
      ---------------------


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed


                                      A-1-8

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________,
for the account of ____________________________________________________________,
account number _____________, or, if mailed by check, to ______________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.


                                      A-1-9

                                   EXHIBIT A-2

           FORM OF CLASS [BF- ] [BV-] [RULE 144A] [REG S] CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER OR THE SECURITIES ADMINISTRATOR REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NONE OF THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY OR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

THIS CERTIFICATE IS SUBORDINATE TO THE SENIOR CERTIFICATES, THE CLASS M CERTIFICATES AND THE RESIDUAL CERTIFICATES TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

IF ANY BOOK-ENTRY CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF SECTION 5.02(B) OF THE POOLING AND SERVICING AGREEMENT, THEN THE LAST PRECEDING TRANSFEREE THAT IS IN COMPLIANCE WITH SUCH PROVISIONS SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE


                                      A-2-1

DATE OF SUCH TRANSFER OF SUCH CERTIFICATE. NEITHER THE TRUSTEE NOR THE SECURITIES ADMINISTRATOR SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON SUCH CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF ANY BOOK-ENTRY CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(B) OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (A) A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR A PLAN SUBJECT TO ANY PROVISION UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (COLLECTIVELY, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THIS CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60 OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF THIS CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE, OR A VIOLATION OF SIMILAR LAW, AND WILL NOT SUBJECT THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, ANY SERVICER OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE CERTIFICATE REGISTRAR, THE MASTER


                                      A-2-2

SERVICER, ANY SERVICER OR THE DEPOSITOR. IF THE CERTIFICATE IS NOT A DEFINITIVE CERTIFICATE, THE TRANSFEREE IS DEEMED TO HAVE MADE THE REPRESENTATION IN (A) OR
(B) ABOVE.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED [OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED,] [(THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED WITHIN THE UNITED STATES (AS DEFINED IN RULES 901 THROUGH 905 OF THE 1933 ACT ("REGULATION S")) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON (AS DEFINED IN REGULATION S),] UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS THAT ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE AGREEMENT.


                                      A-2-3

MANA Series 2007-AF1, Class ___-[_]     Aggregate Certificate  Principal
(RULE 144A)                             Balance of Class ___-[_] Certificates
                                        as of the Issue Date: $[_]

Pass Through Rate: [_____________](1)   Initial Class  Certificate  Principal
                                        Balance of this Class ___-[_]
                                        Certificate as of the Issue Date: $[_]


Date of Agreement and Cut-off Date:     Master Servicer and Securities
May 1, 2007                             Administrator: Wells Fargo Bank, N.A.

First Distribution Date: June 25,       Trustee: HSBC Bank USA, National
2007                                    Association

No.                                     Issue Date: May 30, 2007

                                        CUSIP:

          DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                              MANA SERIES 2007-AF1

          evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of two separate stacks of conventional, one- to four-family, fixed and adjustable-rate, fully amortizing mortgage loans secured by first liens on residential property (the "Mortgage Loans") formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

----------
(1)  As described in the Pooling and Servicing Agreement referenced herein.


                                      A-2-4

               THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that CEDE & CO. is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class ___-[_] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class ____-[_] Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Class ___-[_] Certificates relate to stack I ("Stack I") of the Trust Fund. A summary of certain of the pertinent provisions of the Agreement relating to Stack I of the Trust Fund is set forth hereafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period specified in the Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the variable Pass-Through Rate described in the Agreement.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class ___-[_] Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class ___-[_] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.


                                      A-2-5

          If any Book-Entry Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.02(b) of the Agreement, then the last preceding Transferee that is in compliance with such provisions shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for making any payments due on such Certificate to such preceding Transferee.

          Any purported Certificate Owner whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in Section 5.02(b) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Master Servicer Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement may be amended from time to time in the manner specified in the Agreement.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.


                                      A-2-6

          No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is exempt from the registration requirements under the 1933 Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Securities Administrator in writing the facts surrounding the transfer in a Transferor Representation Letter as described in the Agreement and (i) deliver to the Securities Administrator an Investor Representation Letter or Rule 144A Letter as described in the Agreement or (ii) have delivered to the Securities Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act, which Opinion of Counsel shall not be an expense of the Depositor or the Securities Administrator. Any Certificateholder desiring to effect a transfer of this Certificate shall indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Securities Administrator, the Master Servicer and the Trustee and any agent of the Depositor, the Securities Administrator, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This certificate shall be governed by and construed in accordance with the laws of the state of New York.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of
(i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund and (iii) the Optional Termination of the trust fund according to the procedures described in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                      A-2-7

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007

              SECURITIES ADMINISTRATOR'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                        as Authenticating Agent


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007


                                      A-2-8

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common             UNIF GIFT MIN ACT -          CUSTODIAN

TEN ENT -   as tenants by the entireties                               (Cust) (Minor)

                                                                   under Uniform Gifts to
                                                                         Minors Act

JT TEN -    as joint tenants with right of                             ______________
            survivorship and not as                                       (State)
            tenants in common

          Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________

______________________________________________________________________________ .
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          the Percentage Interest evidenced by the Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

     I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________

______________________________________________________________________________ .


Dated:
       ------------

                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed


                                      A-2-9

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_____________________________________________________________________________,
for the account of_____________________________________________________________,
account number___________, or, if mailed by check, to__________________________,
Applicable statements should be mailed to______________________________________,
_______________________________________________________________________________.

This information is provided by________________________________________________, the assignee named above, or___________________________________________________,
as its agent.


                                     A-2-10

                                   EXHIBIT A-3

                          FORM OF CLASS A-R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN ONE OR MORE "REAL ESTATE MORTGAGE INVESTMENT CONDUITS", AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER OR THE SECURITIES ADMINISTRATOR REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NONE OF THIS CERTIFICATE, THE REMIC RESIDUAL INTERESTS REPRESENTED HEREBY OR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR AND THE DEPOSITOR WITH A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS


                                      A-3-1

CERTIFICATE MAY BE MADE ONLY IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

IF ANY BOOK-ENTRY CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF SECTION 5.02(B) OF THE POOLING AND SERVICING AGREEMENT, THEN THE LAST PRECEDING TRANSFEREE THAT IS IN COMPLIANCE WITH SUCH PROVISIONS SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF SUCH CERTIFICATE. NEITHER THE TRUSTEE NOR THE SECURITIES ADMINISTRATOR SHALL BE UNDER ANY LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON SUCH CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF ANY BOOK-ENTRY CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(B) OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.


                                      A-3-2

MANA Series 2007-AF1, Class A-R         Aggregate Certificate Principal
                                        Balance of the Class A-R Certificates as
                                        of the Issue Date: $100

Pass-Through Rate: Variable(1)          Initial Certificate Principal Balance
                                        of this Class A-R Certificate as of the
                                        Issue Date: $100

Date of Agreement and Cut-off Date:     Master Servicer and Securities
May 1, 2007                             Administrator: Wells Fargo Bank, N.A.

First Distribution Date: June 25,       Trustee: HSBC Bank USA, National
2007                                    Association

No. ____________                        Issue Date: May 30, 2007

                                        CUSIP: ______________

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                              MANA SERIES 2007-AF1

          evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of two separate stacks of conventional, one- to four-family, fixed and adjustable-rate, fully amortizing mortgage loans secured by first liens on residential property (the "Mortgage Loans") formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

----------
(1)  As described in the Pooling and Servicing Agreement referenced herein.


                                      A-3-3

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED is the registered owner of a Percentage Interest obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class A-R Certificates as of the Issue Date in that certain beneficial ownership interest evidenced by all the Class A-R Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Class A-R Certificates relate to stack I ("Stack I") of the Trust Fund. A summary of certain of the pertinent provisions of the Agreement relating to Stack I of the Trust Fund is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period specified in the Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the variable Pass-Through Rate described in the Agreement.

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class A-R Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class A-R Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

          If any Book-Entry Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.02(b) of the Agreement, then the last preceding Transferee that is in compliance with such provisions shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. Neither the Trustee nor the Securities Administrator shall be under


                                     A-3-4
any liability to any Person for making any payments due on such Certificate to such preceding Transferee.

          Any purported Certificate Owner whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in Section 5.02(b) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Master Servicer Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

          The Agreement may be amended from time to time in the manner described in the Agreement.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Securities Administrator, the Master Servicer and the Trustee and any agent of the Depositor, the Securities Administrator, the Master Servicer or the Trustee


                                     A-3-5
may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This certificate shall be governed by and construed in accordance with the laws of the state of New York.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of
(i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund and (iii) the Optional Termination of the trust fund according to the procedures described in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-3-6

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007

              SECURITIES ADMINISTRATOR'S CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                        as Authenticating Agent


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007


                                     A-3-7

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common             UNIF GIFT MIN ACT -         CUSTODIAN

TEN ENT -   as tenants by the entireties                               (Cust) (Minor)

                                                                   under Uniform Gifts to
                                                                         Minors Act

JT TEN -    as joint tenants with right of                             ______________
            survivorship and not as                                       (State)
            tenants in common

          Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

_______________________________________________________________________________.
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          the Percentage Interest evidenced by the Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

_______________________________________________________________________________.

_______________________________________________________________________________.

Dated:
       ------------------------------


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed


                                     A-3-8

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________,
for the account of ____________________________________________________________,
account number __________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.


                                     A-3-9

                                   EXHIBIT A-4

                           FORM OF CLASS P CERTIFICATE

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN THE DEPOSITOR, THE TRUSTEE OR THE SERVICER REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE TRUSTEE, THE SERVICER OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

          THIS CLASS P CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

          NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE DEPOSITOR WITH (A) A REPRESENTATION THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY STATE, LOCAL, FEDERAL, NON-U.S. OR OTHER LAW SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW"), AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CERTIFICATE FOR, ON BEHALF OF, OR WITH ANY ASSETS OF ANY SUCH PLAN, (B) IF THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION THAT SUCH TRANSFEREE IS AN INSURANCE COMPANY THAT IS ACQUIRING THE CERTIFICATE WITH ASSETS OF AN "INSURANCE COMPANY GENERAL ACCOUNT" AS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60 AND THE ACQUISITION AND HOLDING OF THE CERTIFICATE ARE COVERED AND EXEMPT UNDER SECTIONS I AND III OF PTCE 95-60 OR (C) SOLELY IN THE CASE OF A DEFINITIVE CERTIFICATE, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, AND UPON WHICH THE TRUSTEE SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE ACQUISITION AND HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT CONSTITUTE OR RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER ERISA OR THE CODE OR A VIOLATION OF SIMILAR LAW AND WILL NOT SUBJECT THE NIMS INSURER, THE TRUSTEE, THE SERVICER OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH ENTITIES IN THE POOLING AND SERVICING AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE NIMS INSURER, THE TRUSTEE, THE SERVICER OR THE DEPOSITOR.


                                     A-4-1

                               CLASS P CERTIFICATE

Number: 07-AF1-P-1                       Percentage Interest: 100%

Cut-off Date: May 1, 2007

First Distribution Date: June 25, 2007   CUSIP: [__________]


                                     A-4-2

     DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE PRINCIPAL BALANCE HEREOF AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ABOVE AS THE DENOMINATION OF THIS CERTIFICATE.

                        MORTGAGE PASS-THROUGH CERTIFICATE

                              MANA SERIES 2007-AF1

          evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of two separate stacks of conventional, one- to four-family, fixed and adjustable-rate, fully amortizing mortgage loans secured by first liens on residential property (the "Mortgage Loans") formed and sold by

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

     THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MERRILL LYNCH MORTGAGE INVESTORS, INC., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

          This certifies that MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as nominee for Merrill Lynch Funding Corp, is the registered owner of a Percentage Interest obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class P Certificates as of the Issue Date in that certain beneficial ownership interest evidenced by all the Class P Certificates in the Trust Fund created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor (hereinafter called the "Depositor," which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Class P Certificates relate to stack I ("Stack I") of the Trust Fund. A summary of certain of the pertinent provisions of the Agreement relating to Stack I of the Trust Fund is set forth hereafter. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Interest on this Certificate will accrue during the period specified in the Agreement on the Certificate Principal Balance hereof at a per annum rate equal to the Pass-Through Rate described in the Agreement.


                                     A-4-3

          Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (each, a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class P Certificates on such Distribution Date pursuant to the Agreement.

          All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class P Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon the presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

          If any Book-Entry Certificate (or any interest therein) is acquired or held in violation of the provisions of Section 5.02(b) of the Agreement, then the last preceding Transferee that is in compliance with such provisions shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. Neither the Trustee nor the Securities Administrator shall be under any liability to any Person for making any payments due on such Certificate to such preceding Transferee.

          Any purported Certificate Owner whose acquisition or holding of any Book-Entry Certificate (or interest therein) was effected in violation of the restrictions in Section 5.02(b) of the Agreement shall indemnify and hold harmless the Depositor, the Trustee, the Securities Administrator, the Master Servicer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

          This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

          The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Master Servicer Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Holders of the Certificates, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.


                                     A-4-4

          The Agreement may be amended from time to time in the manner specified in the Agreement.

          As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations set forth therein, Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          The Depositor, the Securities Administrator, the Master Servicer and the Trustee and any agent of the Depositor, the Securities Administrator, the Master Servicer or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

          This certificate shall be governed by and construed in accordance with the laws of the state of New York.

          The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment (or provision for payment) to the Holders of the Certificates of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of
(i) the Distribution Date on which the Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment (or any advance with respect thereto) on or other liquidation of the last Mortgage Loan remaining in the Trust Fund and (iii) the Optional Termination of the trust fund according to the procedures described in the Agreement.

          The recitals contained herein shall be taken as statements of the Depositor and the Securities Administrator assumes no responsibility for their correctness.

          Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-4-5

     IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

                                        WELLS FARGO BANK, N.A.,
                                        as Securities Administrator


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007

              SECURITIES ADMINISTRATOR'S CERTIFICATE AUTHENTICATION

          This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

                                        WELLS FARGO BANK, N.A.,
                                        as Authenticating Agent


                                        By:
                                            ------------------------------------
                                            AUTHORIZED SIGNATORY

                                        Dated: May 30, 2007


                                     A-4-6

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common             UNIF GIFT MIN ACT -         CUSTODIAN

TEN ENT -   as tenants by the entireties                               (Cust) (Minor)

                                                                   under Uniform Gifts to
                                                                         Minors Act

JT TEN -    as joint tenants with right of                             ______________
            survivorship and not as                                       (State)
            tenants in common

     Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________

_______________________________________________________________________________.
(Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

          the Percentage Interest evidenced by the Mortgage Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

          I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________

_______________________________________________________________________________.

Dated:
       ------------------------------


                                        ----------------------------------------
                                        Signature by or on behalf of assignor


                                        ----------------------------------------
                                        Signature Guaranteed


                                     A-4-7

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________________________________,
for the account of ____________________________________________________________,
account number __________, or, if mailed by check, to _________________________,
Applicable statements should be mailed to _____________________________________,
_______________________________________________________________________________.

This information is provided by _______________________________________________, the assignee named above, or __________________________________________________,
as its agent.


                                     A-4-8

                                   EXHIBIT B-1

                         STACK I MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]


                                      B-1-1

                                   EXHIBIT B-2

                         STACK II MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]


                                      B-2-1

                                    EXHIBIT C

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  Wells Fargo Bank, N.A.
     1015 10th Avenue S.E.
     Minneapolis Minnesota 55414
     Attn: ______________________

     Re: Custodial Agreement, dated as of May 30, 2007 among HSBC Bank USA, National Association, Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.

     In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Mortgage File for the Mortgage Loan described below, for the reason indicated.

          Mortgage Loan Number: ________________________________________________

          Mortgagor Name, Address & Zip Code: __________________________________

          Reason for Requesting Documents (check one):

     [ ]  1. Mortgage Paid in full

     [ ]  2.  Foreclosure

     [ ]  3.  Substitution

     [ ]  4. Other Liquidation (Repurchases, etc.)

     [ ]  5. Nonliquidation

                                        Reason:
                                                --------------------------------


                                        By:
                                            ------------------------------------
                                            (authorized signer)
                                        Issuer:
                                                --------------------------------
                                        Address:
                                                 -------------------------------
                                        Date:
                                              ----------------------------------

          Custodian

          Wells Fargo Bank, N.A.

          Please acknowledge the execution of the above request by your signature and date below:

          Please acknowledge the execution of the above request by your signature and date below:


-------------------------------------   -------------------------
Signature                               Date

          Documents returned to Custodian:

-------------------------------------   -------------------------
Custodian                               Date

                                   EXHIBIT E-1

                           FORM OF TRANSFEREE'S LETTER
                                     [DATE]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 554479
Attention: Corporate Trust Services - Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1

          Ladies and Gentlemen:

          We propose to purchase Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage Pass-Through Certificates, Class A-R, described in the Prospectus Supplement, dated May 29, 2007, and the Prospectus, dated May 22, 2007. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement, dated May 1, 2007 relating to this issuance of the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage Pass-Through Certificates (the "Pooling and servicing Agreement").

          1. We certify that (a) we are not a disqualified organization and (b) we are not purchasing such Class A-R Certificate on behalf of a disqualified organization; for this purpose the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code. We understand that any breach by us of this certification may cause us to be liable for an excise tax imposed upon transfers to disqualified organizations.

          2. We certify that (a) we have historically paid our debts as they became due, (b) we intend, and believe that we will be able, to continue to pay our debts as they become due in the future, (c) we understand that, as beneficial owner of the Class A-R Certificate, we may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificate, and (d) we intend to pay any taxes associated with holding the Class A-R Certificate as they become due and (e) we will not cause income from the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of ours or another U.S. taxpayer.


                                      E-1-1

          3. We acknowledge that we will be the beneficial owner of the Class A-R Certificate and:(1)

          ____ The Class A-R Certificate will be registered in our name.

          ____ The Class A-R Certificate will be held in the name of our nominee, _________________, which is not a disqualified organization.

          4. We certify that we are not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Code or a plan subject to federal, state, local, non-U.S. or other law substantively similar to the foregoing provisions of ERISA or the Code (each, a "Plan"), and are not directly or indirectly acquiring the Class A-R Certificate on behalf of or with any assets of a Plan.

          5. We certify that (i) we are a U.S. person or (ii) we will hold the Class A-R Certificate in connection with the conduct of a trade or business within the United States and have furnished the transferor and the Securities Administrator with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code; for this purpose the term "U.S. person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any State thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. persons have the authority to control all substantial decisions of the trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons. We agree that any breach by us of this certification shall render the transfer of any interest in the Class A-R Certificate to us absolutely null and void and shall cause no rights in the Class A-R Certificate to vest in us.

          6. We agree that in the event that at some future time we wish to transfer any interest in the Class A-R Certificate, we will transfer such interest in the Class A-R Certificate only (a) to a transferee that (i) is not a disqualified organization and is not purchasing such interest in the Class A-R Certificate on behalf of a disqualified organization, (ii) is a U.S. person or will hold the Class A-R Certificate in connection with the conduct of a trade or business within the United States and will furnish us and the Securities Administrator with a duly completed and effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code and
(iii) has delivered to the Securities Administrator a letter in the form of this letter (including the affidavit appended hereto) and, we will provide the Securities Administrator a written statement substantially in the form of Exhibit E-2 to the Pooling and Servicing Agreement.

----------
(1) Check appropriate box and if necessary fill in the name of the Transferee's nominee.


                                      E-1-2

          7. We hereby designate _______________________ as our fiduciary to act as the tax matters person for each of the REMICs provided for in the Pooling and Servicing Agreement in which the Class A-R Certificate represents the residual interest.

                                        Very truly yours,

                                        [Purchaser]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


Accepted as of __________ __, 200__

MERRILL LYNCH MORTGAGE INVESTORS, INC.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


                                      E-1-3

                                   APPENDIX A

                    Affidavit pursuant to (i) Section 860E(e)(4) of the Internal Revenue Code of 1986, as amended, and (ii) certain provisions of the Pooling and Servicing Agreement

Under penalties of perjury, the undersigned declares that the following is true:

          1.   He or she is an officer of _________________________ (the
               "Investor"),

          2.   the Investor's Employer Identification number is __________,

          3. the Investor is not a "disqualified organization" (as defined below), has no plan or intention of becoming a disqualified organization, and is not acquiring any of its interest in the Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage Pass-Through Certificates, Class A-R Certificate on behalf of a disqualified organization or any other entity,

          4. unless Merrill Lynch Mortgage Investors, Inc. ("MANA") has consented to the transfer to the Investor, the Investor is a "U.S. person" (as defined below),

          5. that no purpose of the transfer is to avoid or impede the assessment or collection of tax,

          6.   the Investor has historically paid its debts as they became due,

          7. the Investor intends, and believes that it will be able, to continue to pay its debts as they become due in the future,

          8. the Investor understands that, as beneficial owner of the Class A-R Certificate, it may incur tax liabilities in excess of any cash flows generated by the Class A-R Certificate,

          9. the Investor intends to pay any taxes associated with holding the Class A-R Certificate as they become due,

          10. the Investor consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by MANA (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class A-R Certificate will not be owned directly or indirectly by a disqualified organization, and

          11. IF BRACKETED, THE FOLLOWING CERTIFICATIONS ARE INAPPLICABLE [the transfer is not a direct or indirect transfer of the Class A-R Certificate to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Investor, and as to each of the residual interests represented by the Class A-R Certificate, the present value of the anticipated tax liabilities associated with holding such residual interest does not exceed the sum of:


                                      E-1-4

               A. the present value of any consideration given to the Investor to acquire such residual interest;

               B. the present value of the expected future distributions on such residual interest; and

               C. the present value of the anticipated tax savings associated with holding such residual interest as the related REMIC generates losses.

          For purposes of this declaration, (i) the Investor is assumed to pay tax at a rate equal to the highest rate of tax specified in Section 11(b)(1) of the Code, but the tax rate specified in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b)(1) of the Code if the Investor has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, and (ii) present values are computed using a discount rate equal to the Federal short-term rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Investor;]

[(11)(A) at the time of the transfer, and at the close of each of the Investor's two fiscal years preceding the Investor's fiscal year of transfer, the Investor's gross assets for financial reporting purposes exceed $100 million and its net assets for financial reporting purposes exceed $10 million; and

     (B) the Investor is an eligible corporation as defined in Treasury regulations Section 1.860E-1(c)(6)(i) and has agreed in writing that any subsequent transfer of the Class A-R Certificate will be to another eligible corporation in a transaction that satisfies Treasury regulation Sections 1.860E-1(c)(4)(i), 1.860E-1(c)(4)(ii),
          1.860E-1(c)(4)(iii) and 1.860E-1(c)(5) and such transfer will not be a direct or indirect transfer to a foreign permanent establishment (within the meaning of an applicable income tax treaty) of a domestic corporation.

For purposes of this declaration, the gross and net assets of the Investor do not include any obligation of any related person as defined in Treasury regulation Section 1.860E-1(c)(6)(ii) or any other asset if a principal purpose for holding or acquiring the other asset is to permit the Investor to make this declaration or to satisfy the requirements of Treasury regulation Section 1.860E-1(c)(5)(i).]

(12) The Investor will not cause income from the Class A-R Certificate to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of the Investor or another U.S. taxpayer.


                                      E-1-5

For purpose of this affidavit, the term "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (except any entity treated as other than an instrumentality of the foregoing for purposes of Section 168(h)(2)(D) of the Internal Revenue Code of 1986, as amended (the "Code")), any organization (other than a cooperative described in Section 521 of the Code) that is exempt from taxation under the Code (unless such organization is subject to tax on excess inclusions) and any organization that is described in Section 1381(a)(2)(C) of the Code and the term "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to Unites States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust, (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).


                                      E-1-6

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its _____________ this ___ day of ______________, 20__.

                                        [INVESTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Personally appeared before me the above-named _______________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________________of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ___ day of ______________, 20__.

NOTARY PUBLIC


-------------------------------------

COUNTY OF
          ---------------------------

STATE OF
         ----------------------------

My commission expires the _____ day of __________ 20__.


                                      E-1-7

                                   EXHIBIT E-2

                         FORM OF TRANSFEROR CERTIFICATE

                                     [DATE]

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 554479

Attention: Corporate Trust Services - Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1

Re: Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1

          _______________________ (the "Transferor") has reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Class A-R Certificate referred to in the attached affidavit. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

                                        Very truly yours,

                                        [Transferor]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      E-2-1

                                   EXHIBIT F-1

                    FORM OF TRANSFEROR REPRESENTATION LETTER

                                                          ______________, 200___

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center
New York, New York 10281

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 554479

     Re: Merrill Lynch Mortgage Investors, Inc.,
         Mortgage Pass-Through Certificates, Series 2007-AF1, Class [_____]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to ________ (the "Purchaser") of $_________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 2007-AF1, Class _____ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007 among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A. as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator"), and HSBC Bank USA, National Association, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Securities Administrator that:

     Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The


                                     F-1-1

Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                        Very truly yours,


                                        ----------------------------------------
                                        (Seller)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                      F-1-2

                                   EXHIBIT F-2

             FORM OF INVESTOR REPRESENTATION LETTER (NON-RULE 144A)

                                                               __________, 200__

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center
New York, New York 10281

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 554479

     Re: Merrill Lynch Mortgage Investors, Inc.,
         Mortgage Pass-Through Certificates, Series 2007-AF1, Class [_____]

Ladies and Gentlemen:

     In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (The "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) solely in the case of an ERISA Restricted Certificate, we (i) are not an employee benefit plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to foregoing provisions of ERISA or the Code ("Similar Law") (collectively, a "Plan"), and are not directly or indirectly acquiring this Certificate for, on behalf of or with any assets of any such Plan, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, are an insurance company that is acquiring the Certificate with assets of an "insurance company general account" as defined in Section V(E) of Prohibited Transaction Class Exemption ("PTCE") 95-60, and the acquisition and holding of the Certificate are covered and exempt under Sections I and III of PTCE 95-60, or
(iii) solely in the case of a Definitive Certificate, shall deliver herewith an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Securities Administrator shall be entitled to rely, to the effect that the acquisition and holding of this certificate by the transferee will not result in a nonexempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Depositor, the Master Servicer, the Securities Administrator or the Trustee to any obligation in addition to those


                                      F-2-1
undertaken by such entities in the Pooling and Servicing Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator or the Trustee, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause
(g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) The purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) The purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                        Very truly yours,

                                        ----------------------------------------
                                        Print Name of Transferee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                      F-2-2

                                   EXHIBIT F-3

                            FORM OF RULE 144A LETTER

                                                              ____________, 2007

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center
New York, New York 10281

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 554479

     Re: Merrill Lynch Mortgage Investors, Inc.,
         Mortgage Pass-Through Certificates, Series 2007-AF1, Class [_____]

Ladies and Gentlemen:

     In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (The "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) solely in the case of an ERISA Restricted Certificate, we (i) are not an employee benefit plan or arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or a plan subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to foregoing provisions of ERISA or the Code ("Similar Law") (collectively, a "Plan"), and are not directly or indirectly acquiring this Certificate for, on behalf of or with any assets of any such Plan, (ii) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, are an insurance company that is acquiring the Certificate with assets of an "insurance company general account" as defined in Section V(E) of Prohibited Transaction Class Exemption ("PTCE") 95-60, and the acquisition and holding of the Certificate are covered and exempt under Sections I and III of PTCE 95-60, or
(iii) solely in the case of a Definitive Certificate, shall deliver herewith an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Securities Administrator shall be entitled to rely, to the effect that the acquisition and holding of this certificate by the transferee will not result in a nonexempt prohibited transaction under ERISA or the Code, or a violation of Similar Law, and will not subject the Depositor, the Master Servicer, the Securities Administrator or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which Opinion of Counsel


                                      F-3-1
shall not be an expense of the Depositor, the Master Servicer, the Securities Administrator or the Trustee, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2,
(g) we are aware that the sale to us is being made in reliance on Rule 144A, and
(h) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

                                        Very truly yours,

                                        ----------------------------------------
                                        Print Name of Transferee


                                        By:
                                            ------------------------------------
                                            Authorized Officer


                                      F-3-2

                                                          ANNEX I TO EXHIBIT F-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

     The undersigned (The "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

     1. As indicated below, The undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

     2. In connection with purchases by the Buyer, The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) The Buyer owned and/or invested on a discretionary basis $___________(1) in securities (except for the 1 excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) The Buyer satisfies the criteria in the category marked below.

     ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

     ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, The business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

     ___ Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

----------
(1) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.


                                      F-3-3

     ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

     ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

     ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

     ___ Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

     ___ Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

     ___ Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

     3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

     4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, The Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, The securities may be valued at market. Further, in determining such aggregate amount, The Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

     5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.


                                      F-3-4

     6. Until the date of purchase of the Rule 144A Securities, The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, The Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, The Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.


                                        ----------------------------------------
                                        Print Name of Buyer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------


                                      F-3-5

                                                         ANNEX II TO EXHIBIT F-3

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]

     The undersigned (The "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, The undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, The Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) The Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, The Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, The cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, The securities may be valued at market.

     ___ The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

     ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,


                                      F-3-6

(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, The Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, The undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, The Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                        ----------------------------------------
                                        Print Name of Buyer or Adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        IF AN ADVISER:

                                        ----------------------------------------
                                        Print Name of Buyer

                                        Date:
                                              ----------------------------------


                                      F-3-7

                                    EXHIBIT G

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT H

                             [INTENTIONALLY OMITTED]

                                   EXHIBIT I-1

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                        GREENPOINT MORTGAGE FUNDING, INC.

                          [SEE EXHIBITS 99.5 AND 99.6]


                                      I-1-1

                                   EXHIBIT I-2

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                            PHH MORTGAGE CORPORATION

                             [INTENTIONALLY OMITTED]


                                      I-2-1

                                   EXHIBIT I-3

                               SERVICING AGREEMENT

                           WILSHIRE CREDIT CORPORATION

                               [SEE EXHIBIT 99.8]


                                      I-3-1

                                   EXHIBIT I-4

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                       COUNTRYWIDE HOME LOANS SERVICING LP

                               [SEE EXHIBIT 99.3]


                                      I-4-1

                                   EXHIBIT I-5

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                        RESIDENTIAL FUNDING COMPANY, LLC

                             [INTENTIONALLY OMITTED]


                                      I-5-1

                                   EXHIBIT I-6

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                             WELLS FARGO BANK, N.A.

                             [INTENTIONALLY OMITTED]


                                      I-6-1

                                   EXHIBIT J-1

                FORM OF STACK I MORTGAGE LOAN PURCHASE AGREEMENT

                             [INTENTIONALLY OMITTED]


                                      J-1-1

                                   EXHIBIT J-2

                FORM OF STACK II MORTGAGE LOAN PURCHASE AGREEMENT

                             [INTENTIONALLY OMITTED]


                                      J-2-1

                                    EXHIBIT K

                       SERVICING CRITERIA TO BE ADDRESSED
                           IN ASSESSMENT OF COMPLIANCE
                          (RMBS UNLESS OTHERWISE NOTED)

     KEY: X - obligation

WHERE THERE ARE MULTIPLE CHECKS FOR CRITERIA THE ATTESTING PARTY WILL IDENTIFY IN ITS MANAGEMENT ASSERTION THAT IT IS ATTESTING ONLY TO THE PORTION OF THE DISTRIBUTION CHAIN IT IS RESPONSIBLE FOR IN THE RELATED TRANSACTION AGREEMENTS. CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASSIGNED TO THEM IN THE POOLING AND SERVICING AGREEMENT, DATED AS OF MAY 1, 2007, AMONG MERRILL LYNCH MORTGAGE INVESTORS, INC., AS DEPOSITOR, WELLS FARGO BANK, N.A., AS MASTER SERVICER AND SECURITIES ADMINISTRATOR, AND HSBC BANK USA, NATIONAL ASSOCIATION, AS TRUSTEE.

                                                                    SECURITIES     MASTER
REG AB REFERENCE                SERVICING CRITERIA                ADMINISTRATOR   SERVICER
----------------   ------------------------------------------     -------------   --------
                   GENERAL SERVICING  CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to            X             X
                   monitor any performance or other triggers
                   and events of default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are             X             X
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the
                   third party's performance and compliance
                   with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction                 N/A           N/A
                   agreements to maintain a back-up servicer
                   for the Pool Assets are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions                           X
                   policy is in effect on the party
                   participating in the servicing function
                   throughout the reporting period in the
                   amount of coverage required by and otherwise
                   in accordance with the terms of the
                   transaction agreements.

                   CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on pool assets are deposited into           X             X
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than
                   two business days following receipt, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on              X             X
                   behalf of an obligor or to an investor are
                   made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding                          X
                   collections, cash flows or distributions,
                   and any interest or other fees charged for
                   such advances, are made, reviewed and
                   approved as specified in the transaction
                   agreements.

1122(d)(2)(iv)     The related accounts for the transaction,            X             X
                   such as cash reserve accounts or accounts
                   established as a form of over
                   collateralization, are separately maintained
                   (e.g., with respect to commingling of cash)
                   as set forth in the transaction agreements.

                                                                    SECURITIES     MASTER
REG AB REFERENCE                SERVICING CRITERIA                ADMINISTRATOR   SERVICER
----------------   -------------------------------------------    -------------   --------
1122(d)(2)(v)      Each custodial account is maintained at a            X             X
                   federally insured depository institution as
                   set forth in the transaction agreements. For
                   purposes of this criterion, "federally
                   insured depository institution" with respect
                   to a foreign financial institution means a
                   foreign financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to
                   prevent unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly            X             X
                   basis for all asset-backed securities
                   related bank accounts, including custodial
                   accounts and related bank clearing accounts.
                   These reconciliations are (A) mathematically
                   accurate; (B) prepared within 30 calendar
                   days after the bank statement cutoff date,
                   or such other number of days specified in
                   the transaction agreements; (C) reviewed and
                   approved by someone other than the person
                   who prepared the reconciliation; and (D)
                   contain explanations for reconciling items.
                   These reconciling items are resolved within
                   90 calendar days of their original
                   identification, or such other number of days
                   specified in the transaction agreements.

                   INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be          X             X
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements
                   and applicable Commission requirements.
                   Specifically, such reports (A) are prepared
                   in accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements; (C)
                   are filed with the Commission as required by
                   its rules and regulations; and (D) agree
                   with investors' or the trustee's records as
                   to the total unpaid principal balance and
                   number of Pool Assets serviced by the
                   Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and           X             X
                   remitted in accordance with timeframes,
                   distribution priority and other terms set
                   forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted         X             X
                   within two business days to the Servicer's
                   investor records, or such other number of
                   days specified in the transaction
                   agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the                X             X
                   investor reports agree with cancelled
                   checks, or other form of payment, or
                   custodial bank statements.

                   POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on pool assets is
                   maintained as required by the transaction
                   agreements or related pool asset documents.

1122(d)(4)(ii)     Pool assets and related documents are
                   safeguarded as required by the transaction
                   agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to
                   the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
                   agreements.

                                                                    SECURITIES     MASTER
REG AB REFERENCE                SERVICING CRITERIA                ADMINISTRATOR   SERVICER
----------------   --------------------------------------------   -------------   --------
1122(d)(4)(iv)     Payments on pool assets, including any
                   payoffs, made in accordance with the related
                   pool asset documents are posted to the
                   Servicer's obligor records maintained no
                   more than two business days after receipt,
                   or such other number of days specified in
                   the transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related pool
                   asset documents.

1122(d)(4)(v)      The Servicer's records regarding the pool
                   assets agree with the Servicer's records
                   with respect to an obligor's unpaid
                   principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status
                   of an obligor's pool assets (e.g., loan
                   modifications or re-agings) are made,
                   reviewed and approved by authorized
                   personnel in accordance with the transaction
                   agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,
                   forbearance plans, modifications and deeds
                   in lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with
                   the timeframes or other requirements
                   established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are
                   maintained during the period a pool asset is
                   delinquent in accordance with the
                   transaction agreements. Such records are
                   maintained on at least a monthly basis, or
                   such other period specified in the
                   transaction agreements, and describe the
                   entity's activities in monitoring delinquent
                   pool assets including, for example, phone
                   calls, letters and payment rescheduling
                   plans in cases where delinquency is deemed
                   temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of
                   return for pool assets with variable rates
                   are computed based on the related pool asset
                   documents.

1122(d)(4)(x)      Regarding any funds held in trust for an
                   obligor (such as escrow accounts): (A) such
                   funds are analyzed, in accordance with the
                   obligor's pool asset documents, on at least
                   an annual basis, or such other period
                   specified in the transaction agreements; (B)
                   interest on such funds is paid, or credited,
                   to obligors in accordance with applicable
                   pool asset documents and state laws; and (C)
                   such funds are returned to the obligor
                   within 30 calendar days of full repayment of
                   the related pool assets, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such
                   as tax or insurance payments) are made on or
                   before the related penalty or expiration
                   dates, as indicated on the appropriate bills
                   or notices for such payments, provided that
                   such support has been received by the
                   servicer at least 30 calendar days prior to
                   these dates, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection
                   with any payment to be made on behalf of an
                   obligor are paid from the Servicer's funds
                   and not charged to the obligor, unless the
                   late payment was due to the obligor's error
                   or omission.

                                                                    SECURITIES     MASTER
REG AB REFERENCE                SERVICING CRITERIA                ADMINISTRATOR   SERVICER
----------------   ------------------------------------------     -------------   --------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor
                   are posted within two business days to the
                   obligor's records maintained by the
                   servicer, or such other number of days
                   specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible                       X
                   accounts are recognized and recorded in
                   accordance with the transaction
                   agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as
                   set forth in the transaction agreements.

                                    EXHIBIT L

                          SARBANES-OXLEY CERTIFICATION

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re: Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1

          I, [identify the certifying individual], certify that:

          1. I have reviewed the report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 (the "Exchange Act periodic reports");

          2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

          4. [I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under
Item 1123 of Regulation AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) [has/have] fulfilled [its/their] obligations under the servicing agreement(s) in all material respects; and]

          5. All of the reports on assessment of compliance with servicing criteria for ABS and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.

          [In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties [name of servicer, sub-servicer, co-servicer, depositor or trustee].]

Date:
      -------------------------------


                                        ----------------------------------------
                                        [Signature]
                                        [Title]
                                                --------------------------------

                                    EXHIBIT M

                  FORM OF BACK-UP SARBANES-OXLEY CERTIFICATION

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re: Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1

          [_______], the [_______] of [_______] (the "Company") hereby certifies to the Depositor, the Master Servicer and the Securities Administrator, and each of their officers, directors and affiliates that:

          (1) I have reviewed [the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"),] the report on assessment of the Company's compliance with the Servicing Criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the Company to any of the Depositor, the Master Servicer and the Trustee pursuant to the Agreement (collectively, the "Company Servicing Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the Depositor, the Master Servicer and the Securities Administrator;

          (4) I am responsible for reviewing the activities performed by [_______] as [_______] under the [_______] (the "Agreement"), and based on my knowledge [and the compliance review conducted in preparing the Compliance Statement] and except as disclosed in [the Compliance Statement,] the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (5) [The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and] [The] [the] Servicing Assessment and Attestation Report required to be provided by the Company and [by any Subservicer or Subcontractor] pursuant to the Agreement, have been provided to the Depositor, the Master Servicer and the Securities Administrator. Any material instances of noncompliance described in such reports have been disclosed to the Depositor, the Master Servicer and the Securities Administrator. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

          Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wells Fargo Bank, N.A., as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC Bank USA, National Association, as trustee (the "Trustee").

                                        [_______]
                                        as [_______]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Date:
                                              ----------------------------------

                                    EXHIBIT N

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT O

                       ADDITIONAL DISCLOSURE NOTIFICATION

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

RE: Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1
    **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

          In accordance with Section 3.18(b) of the Pooling and Servicing Agreement, dated as of May 1, 2007, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator and HSBC Bank USA, National Association, as trustee, the undersigned, as [_____], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

     Any inquiries related to this notification should be directed to [__________], phone number: [__________]; email address: [__________].

                                        [NAME OF PARTY],
                                        as [role]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT P

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re: Merrill Lynch Alternative Note Asset Trust, Series 2007-AF1 Mortgage
    Pass-Through Certificates

I, [identify name of certifying individual], [title of certifying individual] of [name of servicing company] (the "Servicer"), hereby certify that:

          (1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the [related servicing agreement] (the "Servicing Agreement") has been made under my supervision; and

          (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the related Servicing Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:
      -------------------------------

                                        [Servicer]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT Q-1

                         ADDITIONAL FORM 10-D DISCLOSURE

                         ADDITIONAL FORM 10-D DISCLOSURE

          ITEM ON FORM 10-D                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
    ITEM 1: DISTRIBUTION AND POOL
       PERFORMANCE INFORMATION

     Information included in the                     Master Servicer
         [Monthly Statement]                            Servicer
                                                Securities Administrator

  Any information required by 1121                      Depositor
    which is NOT included on the
         [Monthly Statement]

      ITEM 2: LEGAL PROCEEDINGS

Any legal proceeding pending against
the following entities or their
respective property, that is material
to Certificateholders, including any
proceeding known to be contemplated
by governmental authorities:

-    Issuing Entity (Trust Fund)          Trustee, Master Servicer, Securities
                                               Administrator and Depositor

-    Sponsor (Seller)                     Seller (if a party to the Pooling and
                                            Servicing Agreement) or Depositor

-    Depositor                                          Depositor

-    Trustee                                             Trustee

-    Securities Administrator                   Securities Administrator

-    Master Servicer                                 Master Servicer

-    Custodian                                          Custodian

-    1110(b) Originator                                 Depositor

-    Any 1108(a)(2) Servicer (other                     Servicer
     than the Master Servicer or
     Securities Administrator)

-    Any other party contemplated by                    Depositor
     1100(d)(1)

ITEM 3: SALE OF SECURITIES AND USE OF                   Depositor
               PROCEEDS

Information from Item 2(a) of Part II
of Form 10-Q:

With respect to any sale of
securities by the sponsor, depositor
or issuing entity, that are backed by
the same asset pool or are otherwise
issued by the issuing entity, whether
or not registered, provide the sales
and use of proceeds information in
Item 701 of Regulation S-K. Pricing
information can be omitted if
securities were not registered.


                                      Q-1-1

                         ADDITIONAL FORM 10-D DISCLOSURE

          ITEM ON FORM 10-D                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
    ITEM 4: DEFAULTS UPON SENIOR                Securities Administrator
             SECURITIES                                  Trustee

Information from Item 3 of Part II of
Form 10-Q:

Report the occurrence of any Event of
Default (after expiration of any
grace period and provision of any
required notice)

  ITEM 5: SUBMISSION OF MATTERS TO A            Securities Administrator
       VOTE OF SECURITY HOLDERS                          Trustee

Information from Item 4 of Part II of
Form 10-Q

 ITEM 6: SIGNIFICANT OBLIGORS OF POOL                   Depositor
                ASSETS

Item 1112(b) - Significant Obligor
Financial Information*

*    This information need only be
     reported on the Form 10-D for
     the distribution period in which
     updated information is required
     pursuant to the Item.

   ITEM 7: SIGNIFICANT ENHANCEMENT
         PROVIDER INFORMATION

Item 1114(b)(2) - Credit Enhancement
Provider Financial Information*

-    Determining applicable                             Depositor
     disclosure threshold

-    Requesting required financial                      Depositor
     information (including any
     required accountants' consent to
     the use thereof) or effecting
     incorporation by reference

Item 1115(b) - Derivative
Counterparty Financial Information*

-    Determining current maximum                        Depositor
     probable exposure

-    Determining current significance                   Depositor
     percentage

-    Requesting required financial                      Depositor
     information (including any
     required accountants' consent to
     the use thereof) or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-D for
     the distribution period in which
     updated information is required
     pursuant to the Items.

                         ADDITIONAL FORM 10-D DISCLOSURE

          ITEM ON FORM 10-D                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
      ITEM 8: OTHER INFORMATION         Any party responsible for the applicable
                                                Form 8-K Disclosure item

Disclose any information required to
be reported on Form 8-K during the
period covered by the Form 10-D but
not reported

           ITEM 9: EXHIBITS

      Monthly Statement to                      Securities Administrator
       Certificateholders

Exhibits required by Item 601 of                        Depositor
Regulation S-K, such as material
           agreements

                                   EXHIBIT Q-2

                         ADDITIONAL FORM 10-K DISCLOSURE

                         ADDITIONAL FORM 10-K DISCLOSURE

          ITEM ON FORM 10-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
  ITEM 1B: UNRESOLVED STAFF COMMENTS                    Depositor

      ITEM 9B: OTHER INFORMATION          Any party responsible for disclosure
                                                    items on Form 8-K
Disclose any information required to
be reported on Form 8-K during the
fourth quarter covered by the Form
10-K but not reported

    ITEM 15: EXHIBITS, FINANCIAL                 Securities Administrator
         STATEMENT SCHEDULES                            Depositor

  REG AB ITEM 1112(B): SIGNIFICANT
       OBLIGORS OF POOL ASSETS

Significant Obligor Financial                           Depositor
Information*

*    This information need only be
     reported on the Form 10-K if
     updated information is required
     pursuant to the Item.

   REG AB ITEM 1114(B)(2): CREDIT
   ENHANCEMENT PROVIDER FINANCIAL
             INFORMATION

-    Determining applicable                             Depositor
     disclosure threshold

-    Requesting required financial                      Depositor
     information (including any
     required accountants' consent to
     the use thereof) or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-K if
     updated information is required
     pursuant to the Item.

   REG AB ITEM 1115(B): DERIVATIVE
 COUNTERPARTY FINANCIAL INFORMATION

-    Determining current maximum                        Depositor
     probable exposure

-    Determining current significance                   Depositor
     percentage

-    Requesting required financial                      Depositor
     information (including any
     required accountants' consent to
     the use thereof) or effecting
     incorporation by reference

*    This information need only be
     reported on the Form 10-K if
     updated information is required
     pursuant to the Item.

 REG AB ITEM 1117: LEGAL PROCEEDINGS

Any legal proceeding pending against
the following entities or their
respective property, that is material
to Certificateholders, including any
proceeding known to be contemplated
by

                         ADDITIONAL FORM 10-K DISCLOSURE

          ITEM ON FORM 10-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
governmental authorities:

-    Issuing Entity (Trust Fund)          Trustee, Master Servicer, Securities
                                               Administrator and Depositor

-    Sponsor (Seller)                     Seller (if a party to the Pooling and
                                            Servicing Agreement) or Depositor

-    Depositor                                          Depositor

-    Trustee                                             Trustee

-    Securities Administrator                    Securities Administrator

-    Master Servicer                                 Master Servicer

-    Custodian                                          Custodian

-    1110(b) Originator                                 Depositor

-    Any 1108(a)(2) Servicer (other                      Servicer
     than the Master Servicer or
     Securities Administrator)

-    Any other party contemplated by                    Depositor
     1100(d)(1)

 REG AB ITEM 1119: AFFILIATIONS AND
            RELATIONSHIPS

Whether (a) the Sponsor (Seller),                  Depositor as to (a)
Depositor or Issuing Entity is an                Sponsor/Seller as to (a)
affiliate of the following parties,
and (b) to the extent known and
material, any of the following
parties are affiliated with one
another:

-    Master Servicer                                 Master Servicer

-    Securities Administrator                    Securities Administrator

-    Trustee                                             Trustee

-    Any other 1108(a)(3) servicer                       Servicer

-    Any 1110 Originator                            Depositor/Sponsor

-    Any 1112(b) Significant Obligor                Depositor/Sponsor

-    Any 1114 Credit Enhancement                    Depositor/Sponsor
     Provider

-    Any 1115 Derivate Counterparty                 Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material                  Depositor/Sponsor
     party

Whether there are any "outside the                 Depositor as to (a)
ordinary course business                         Sponsor/Seller as to (a)
arrangements" other than would be
obtained in an arm's length
transaction between (a) the Sponsor
(Seller), Depositor or Issuing Entity
on the one hand, and (b) any of the
following parties (or their
affiliates) on the other hand, that
exist currently or within the past
two years and that are material to a
Certificateholder's understanding of
the Certificates:

-    Master Servicer                                 Master Servicer

-    Securities Administrator                    Securities Administrator

-    Trustee                                            Depositor

-    Any other 1108(a)(3) servicer                       Servicer

-    Any 1110 Originator                            Depositor/Sponsor

-    Any 1112(b) Significant Obligor                Depositor/Sponsor

                         ADDITIONAL FORM 10-K DISCLOSURE

          ITEM ON FORM 10-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
-    Any 1114 Credit Enhancement                    Depositor/Sponsor
     Provider

-    Any 1115 Derivate Counterparty                 Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material                  Depositor/Sponsor
     party

Whether there are any specific                     Depositor as to (a)
relationships involving the                      Sponsor/Seller as to (a)
transaction or the pool assets
between (a) the Sponsor (Seller),
Depositor or Issuing Entity on the
one hand, and (b) any of the
following parties (or their
affiliates) on the other hand, that
exist currently or within the past
two years and that are material:

-    Master Servicer                                 Master Servicer

-    Securities Administrator                    Securities Administrator

-    Trustee                                            Depositor

-    Any other 1108(a)(3) servicer                       Servicer

-    Any 1110 Originator                            Depositor/Sponsor

-    Any 1112(b) Significant Obligor                Depositor/Sponsor

-    Any 1114 Credit Enhancement                    Depositor/Sponsor
     Provider

-    Any 1115 Derivate Counterparty                 Depositor/Sponsor
     Provider

-    Any other 1101(d)(1) material                  Depositor/Sponsor
     party

                                   EXHIBIT Q-3

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
   ITEM 1.01- ENTRY INTO A MATERIAL                    All parties
         DEFINITIVE AGREEMENT

Disclosure is required regarding
entry into or amendment of any
definitive agreement that is material
to the securitization, even if
depositor is not a party.

Examples: servicing agreement,
custodial agreement.

Note: disclosure not required as to
definitive agreements that are fully
disclosed in the prospectus

ITEM 1.02- TERMINATION OF A MATERIAL                   All parties
         DEFINITIVE AGREEMENT

Disclosure is required regarding
termination of any definitive
agreement that is material to the
securitization (other than expiration
in accordance with its terms), even
if depositor is not a party.

Examples: servicing agreement,
custodial agreement.

ITEM 1.03- BANKRUPTCY OR RECEIVERSHIP                   Depositor

Disclosure is required regarding the
bankruptcy or receivership, with
respect to any of the following:

-    Sponsor (Seller)                          Depositor/Sponsor (Seller)

-    Depositor                                          Depositor

-    Master Servicer                                 Master Servicer

-    Affiliated Servicer                                Servicer

-    Other Servicer servicing 20% or                    Servicer
     more of the pool assets at the
     time of the report

-    Other material servicers                           Servicer

-    Trustee                                             Trustee

-    Securities Administrator                   Securities Administrator

-    Significant Obligor                                Depositor

-    Credit Enhancer (10% or more)                      Depositor

-    Derivative Counterparty                            Depositor


                                      Q-3-1

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
-    Custodian                                          Custodian

  ITEM 2.04- TRIGGERING EVENTS THAT                     Depositor
   ACCELERATE OR INCREASE A DIRECT                   Master Servicer
FINANCIAL OBLIGATION OR AN OBLIGATION           Securities Administrator
      UNDER AN OFF-BALANCE SHEET
             ARRANGEMENT

Includes an early amortization,
performance trigger or other event,
including event of default, that
would materially alter the payment
priority/distribution of cash
flows/amortization schedule.

Disclosure will be made of events
other than waterfall triggers which
are disclosed in the monthly
statements to the certificateholders.

 ITEM 3.03- MATERIAL MODIFICATION TO            Securities Administrator
      RIGHTS OF SECURITY HOLDERS                         Trustee
                                                        Depositor

Disclosure is required of any
material modification to documents
defining the rights of
Certificateholders, including the
Pooling and Servicing Agreement.

ITEM 5.03- AMENDMENTS OF ARTICLES OF                    Depositor
  INCORPORATION OR BYLAWS; CHANGE OF
             FISCAL YEAR

Disclosure is required of any
amendment "to the governing documents
of the issuing entity".

   ITEM 6.01- ABS INFORMATIONAL AND                     Depositor
   COMPUTATIONAL MATERIAL Depositor

   ITEM 6.02- CHANGE OF SERVICER OR            Master Servicer/Securities
       SECURITIES ADMINISTRATOR                 Administrator/Depositor/
                                                    Servicer/Trustee

Requires disclosure of any removal,
replacement, substitution or addition
of any master servicer, affiliated
servicer, other servicer servicing
10% or more of pool assets at time of
report, other material servicers or
trustee.

Reg AB disclosure about any new            Servicer/Master Servicer/Depositor
servicer or master servicer is also
required.

Reg AB disclosure about any new                          Trustee
Trustee is also required.

     ITEM 6.03- CHANGE IN CREDIT           Depositor/Securities Administrator
   ENHANCEMENT OR EXTERNAL SUPPORT

Covers termination of any enhancement
in manner other than by its terms,
the addition of an enhancement, or a
material change in the


                                      Q-3-2

                         FORM 8-K DISCLOSURE INFORMATION

           ITEM ON FORM 8-K                         PARTY RESPONSIBLE
-------------------------------------   ----------------------------------------
enhancement provided. Applies to
external credit enhancements as well
as derivatives.

Reg AB disclosure about any new                         Depositor
enhancement provider is also
required.

ITEM 6.04- FAILURE TO MAKE A REQUIRED           Securities Administrator
             DISTRIBUTION                                Trustee

  ITEM 6.05- SECURITIES ACT UPDATING                    Depositor
              DISCLOSURE

If any material pool characteristic
differs by 5% or more at the time of
issuance of the securities from the
description in the final prospectus,
provide updated Reg AB disclosure
about the actual asset pool.

If there are any new servicers or                       Depositor
originators required to be disclosed
under Regulation AB as a result of
the foregoing, provide the
information called for in Items 1108
and 1110 respectively.

     ITEM 7.01- REG FD DISCLOSURE                      All parties

       ITEM 8.01- OTHER EVENTS                          Depositor

Any event, with respect to which
information is not otherwise called
for in Form 8-K, that the registrant
deems of importance to
certificateholders.

 ITEM 9.01- FINANCIAL STATEMENTS AND              Responsible party for
               EXHIBITS                    reporting/disclosing the financial
                                                  statement or exhibit


                                      Q-3-3